uawagreementpresentation

2011 UAW - FORD U.S. HOURLY LABOR AGREEMENT October 20, 2011

SLIDE 1 AGENDA • Overview • Operating Agreement • Profit Impacts of Labor Agreement • Summary

SLIDE 2 OVERVIEW • Our Plan remains the same – Aggressively restructure to operate profitably at the current demand and changing model mix – Accelerate development of new products our customers want and value – Finance our Plan and improve our balance sheet – Work together effectively as one team, leveraging our global assets • New labor agreement supports our Plan and will enable us to improve our competitiveness in the United States • We continue to work with the UAW and all stakeholders to deliver profitable growth for all

SLIDE 3 OPERATING AGREEMENT -- WAGES AND BENEFITS • Compensation -- no general wage increase or COLA; signing bonus of $6,000; annual inflation protection lump sum of $1,500 and operational performance bonus of $250 • Entry level wages -- remain generally consistent with the prior agreement with annual increases over the contract period to $19.28 • Profit sharing -- revised formula based on reported Ford North America pre-tax profits (equivalent to $1 per employee per $1 million when profits exceed $1.25 billion); capped at $12,000 per employee annually • Pensions -- no benefit changes to the Ford - UAW pension plan; all new hires will have a defined contribution plan • Legal services -- will be eliminated

SLIDE 4 OPERATING AGREEMENT -- PRODUCTIVITY IMPROVEMENTS • Competitive work practices -- includes a number of actions that will improve utilization of our facilities and efficiency – Ability to implement alternative work schedules and additional production shifts, enabling improved capacity utilization and increased volume to react quickly to changes in market demand – New team-based work structures to improve productivity, quality and safety to best in class levels – Improved skilled trades utilization through new and more efficient team structures and work practices • Buyouts -- agreement to offer buyouts for quits and retirements to achieve competitive staffing levels and the hiring of new entry level employees • Job Security -- no return of JOBs bank and improved placement practices to reduce churning

SLIDE 5 OPERATING AGREEMENT -- PRODUCT AND CAPACITY • Ford will invest $6.2 billion over the contract period in U.S. plant-related expenditures and create 12,000 hourly positions • Confirmed product commitments for: – Chicago Assembly – Kentucky Truck – Dearborn Truck – Louisville Assembly – Kansas City Assembly – Michigan Assembly • AAI will become second source for Fusion and will continue to produce the Mustang • Ohio Assembly will begin production of medium-duty trucks presently sourced to Mexico • The Twin Cities Assembly, Cleveland Engine #2, and Walton Hills Stamping plants will close and several parts depots will be consolidated • Ford retains the right to sell or close the remaining ACH facilities

SLIDE 6 PROFIT IMPACT OF LABOR AGREEMENT Compensation Changes Expected To Increase Costs Less Than 1% Annually; Increased Utilization Represents A Substantial Profit Opportunity Avg. Annual 2011 2012 2013-2015 (Mils.) (Mils.) (Mils.) Lump Sum Payments (280)$ (80)$ About $(80) Other Compensation / Benefit Changes 10 20 About Equal Profit Sharing Competitive Work Practices Alternative Work Schedules Additional Production Shifts Improved Utilization / Other Buyouts Negative About Equal Improved Profit Impact About Equal / Improved Improved

SLIDE 7 SUMMARY • The new 2011 UAW-Ford contract will support our Plan and improve our competitiveness • The contract’s operational improvements will allow the Company to increase manufacturing utilization and efficiency -- increasing our ability to match quickly supply to demand • This agreement provides continued evidence of the ability of the UAW and Ford to work together as one team • This agreement will help us remain on track to deliver our mid-decade outlook

SLIDE 8 Safe Harbor • Decline in industry sales volume, particularly in the United States or Europe, due to financial crisis, recession, geo-political events, or other factors; • Decline in market share or failure to achieve growth; • Lower-than-anticipated market acceptance of new or existing products; • An increase in or acceleration of market shift beyond our current planning assumptions from sales of trucks, medium- and large-sized utilities, or other more profitable vehicles, particularly in the United States; • An increase in fuel prices, continued volatility of fuel prices, or reduced availability of fuel; • Continued or increased price competition resulting from industry overcapacity, currency fluctuations, or other factors; • Adverse effects from the bankruptcy, insolvency, or government-funded restructuring of, change in ownership or control of, or alliances entered into by a major competitor; • Fluctuations in foreign currency exchange rates, commodity prices, and interest rates; • Economic distress of suppliers that may require us to provide substantial financial support or take other measures to ensure supplies of components or materials and could increase our costs, affect our liquidity, or cause production constraints or disruptions; • Single-source supply of components or materials; • Labor or other constraints on our ability to maintain competitive cost structure; • Work stoppages at Ford or supplier facilities or other interruptions of production; • Substantial pension and postretirement health care and life insurance liabilities impairing our liquidity or financial condit ion; • Worse-than-assumed economic and demographic experience for our postretirement benefit plans (e.g., discount rates or investment returns); • Restriction on use of tax attributes from tax law "ownership change;" • The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns, reputational damage, or increased warranty costs; • Increased safety, emissions, fuel economy, or other regulation resulting in higher costs, cash expenditures, and/or sales restrictions; • Unusual or significant litigation, governmental investigations or adverse publicity arising out of alleged defects in our products, perceived environmental impacts, or otherwise; • A change in our requirements for parts where we have long-term supply arrangements committing us to purchase minimum or fixed quantities of certain parts, or to pay a minimum amount to the seller ("take-or-pay" contracts); • Adverse effects on our results from a decrease in or cessation or clawback of government incentives related to investments; • Adverse effects on our operations resulting from certain geo-political or other events; • Inherent limitations of internal controls impacting financial statements and safeguarding of assets; • Substantial levels of Automotive indebtedness adversely affecting our financial condition or preventing us from fulfilling our debt obligations; • Failure of financial institutions to fulfill commitments under committed credit facilities; • A prolonged disruption of the debt and securitization markets; • Inability of Ford Credit to access debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts due to credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • Higher-than-expected credit losses; • Increased competition from banks or other financial institutions seeking to increase their share of financing Ford vehicles; • Collection and servicing problems related to finance receivables and net investment in operating leases; • Lower-than-anticipated residual values or higher-than-expected return volumes for leased vehicles; • Imposition of additional costs or restrictions due to the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Act") and its implementing rules and regulations; • New or increased credit, consumer, or data protection or other regulations resulting in higher costs and/or additional financing restrictions; and • Inability of Ford Credit to obtain competitive funding. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise. For additional discussion of these risks, see "Item 1A . Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2010. Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: